CNB CORPORATION

and

THE CONWAY NATIONAL BANK

FINANCIAL REPORT

SEPTEMBER 30, 2006

www.conwaynationalbank.com

TO OUR SHAREHOLDERS AND FRIENDS:

Conway National continued to experience solid financial performance through the first three quarters of 2006.  Net income for the nine-month period ended September 30, 2006, totaled $7,575,000, up from $7,435,000 for the same period in 2005.  On a per share basis, earnings have grown 2.0% from $9.43 in 2005 to $9.62 in 2006.  Although growth in income is less robust than is desirable, we are pleased to have surpassed year-to-date income reported for 2005 given the unique circumstances we have experienced during the past fifteen months.

As of September 30, 2006, total assets were $848,471,000, an increase of 11.0% over September 30, 2005; total deposits amounted to $680,382,000, an increase of 4.9% over the previous year; loans totaled $567,088,000, an increase of 18.3% from 2005; and investment securities were $176,506,000, a decrease of 7.3% from the prior year.  Stockholders' equity totaled $77,822,000 at September 30, 2006, resulting in a book value of $99.11 per share.  Growth in deposits was impacted by the reclassification of certain recurring funds which are now categorized as securities sold under agreement to repurchase.  Total federal funds purchased and securities sold under agreement to repurchase were $65,547,000 at September 30, 2006 as compared to $33,914,000 at September 30, 2005, an increase of 93.3%.

Net income for the nine-month period ended September 30, 2006 of $7,575,000 represents an annualized return on the average assets of 1.26% and an annualized return on the average stockholders' equity of 13.69% which compare favorably to peer and to historical returns experienced by the Bank.  Bank earnings are primarily the result of the Bank's net interest income which increased 8.7% from $21,091,000 for the nine-month period ended September 30, 2005, to $22,917,000 for the nine-month period ended September 30, 2006.  Other factors which affect earnings include the provision for possible loan losses, other expense, and other income.  The provision for possible loan losses increased 11% from $800,000 during the first three quarters of 2005 to $888,000 during the first three quarters in 2006 due, primarily, to growth in loan outstandings.  The allowance for loan losses as a percentage of net loans, declined from 1.22% at September 30, 2005, to 1.16% at September 30, 2006.  Other expenses increased 13.4% from $14,255,000 to $16,164,000 and other income increased 7.4% from $4,998,000 to $5,370,000 during the same period.  Non-interest expenses have increased due to additional staffing, increased compensation, fixed asset expenditures, increased advertising, and proxy contest related expenses.  Non-interest income increased primarily due to increased loan fee income, partially offset by lower service charge revenue on deposit accounts.

Conway National maintained solid earnings for the first three quarters of 2006 as the unusual growth in the local and national economy begins to level.  Renovations to the second and third floors of the operations and administration building continue, and we expect these renovations to remain in process through the remainder of 2006 and into 2007.

We are very appreciative of your continued support, and we look forward to the future and continuing to build your Bank steeped in our traditions of exceptional customer service, trust, and dedication to all of the communities we serve.

W. Jennings Duncan, President
CNB Corporation and The Conway National Bank

CNB CORPORATION AND SUBSIDIARY Conway, South Carolina CONSOLIDATED BALANCE SHEET (Unaudited)

ASSETS:	Sept. 30, 2006	Sept. 30, 2005
Cash and due from banks............................................	$ 32,456,000	$ 34,823,000
Investment securities:.............
Obligations of United States government agencies and corporations..............	154,981,000	167,470,000
Obligations of states and political subdivisions....	18,802,000	21,197,000
Other securities..............	2,723,000	1,793,000
Total investment securities........	176,506,000	190,460,000
Federal funds sold and securities purchased under agreement to resell...............	44,000,000	35,000,000
Loans...........................	567,088,000	479,225,000
Less allowance for loan losses.................................	(6,491,000)	(5,790,000)
Net loans.........................................................	560,597,000	473,435,000
Bank premises and equipment....................................	21,330,000	18,892,000
Other assets.................................................................	13,582,000	11,961,000
Total assets......................................................	$848,471,000	$764,571,000

LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
Deposits:
Noninterest-bearing...............................................	$144,491,000	$143,433,000
Interest-bearing......................................................	535,891,000	505,471,000
Total deposits..................................................	680,382,000	648,904,000

Federal funds purchased and securities sold under agreement to repurchase........................................	65,547,000	33,914,000
Other short-term borrowings......................................	18,436,000	3,249,000
Other liabilities...........................................................	6,284,000	5,233,000
Total Liabilities...................................	770,649,000	691,300,000

Stockholders' Equity:
Common stock, par value $10.00 per share: Authorized 1,500,000; issued 789,774 in 2004 and 2005.................	7,898,000	7,898,000
Surplus.....................................................................	43,547,000	43,543,000
Undivided profits.....................................................	28,669,000	22,993,000
Net unrealized holding gains (losses) on available-for-sale securities...................................	(1,596,000)	(983,000)
Less treasury stock.................................................	(696,000)	(180,000)
Total stockholders' equity..............................	77,822,000	73,271,000
Total liabilities and stockholders' equity....	$848,471,000	$764,571,000

CNB CORPORATION AND SUBSIDIARY Conway, South Carolina CONSOLIDATED STATEMENT OF INCOME (Unaudited)
	Nine Months Ended
INTEREST INCOME	Sept. 30, 2006	Sept 30, 2005
Interest and fees on loans............	$ 29,996,000	$ 22,207,000
Interest on investment securities:
Taxable investment securities...........	4,373,000	4,903,000
Tax -exempt investment securities.......	601,000	664,000
Other securities................	75,000	60,000
Interest on federal funds sold and securities purchased under agreement to resell.......	788,000	523,000
Total interest income.............	35,833,000	28,357,000

INTEREST EXPENSE:
Interest on deposits	11,612,000	6,802,000
Interest on federal funds purchased and securities sold under agreement to repurchase .......	1,268,000	450,000
Interest on other short-term borrowings........	36,000	14,000
Total interest expense............	12,916,000	7,266,000
Net interest income................	22,917,000	21,091,000
Provision for loan losses..............	888,000	800,000
Net interest income after provision for loan losses....	22,029,000	20,291,000
Other income:
Service charges on deposit accounts.......	2,465,000	2,538,000
Gains/(losses) on securities............	(6,000)	2,000
Other operating income............	2,911,000	2,458,000
Total other income...........	5,370,000	4,998,000
Other expenses:
Salaries and employee benefits..........	10,032,000	9,079,000
Occupancy expense...............	2,428,000	2,004,000
Other operating expenses.............	3,704,000	3,172,000
Total other expenses............	16,164,000	14,255,000
Income before income taxes...........	11,235,000	11,034,000
Income tax provision ...............	3,660,000	3,599,000
Net Income....................	$ 7,575,000	$ 7,435,000

Per share:
Net income per weighted average shares outstanding..	$ 9.62	$ 9.43

Cash dividend paid per share..........	$ 0	$ 0

Book value per actual number of shares outstanding...	$ 99.11	$ 92.94

Weighted average number of shares outstanding...	787,507	788,497

Actual number of shares outstanding.........	785,169	788,411

Member Federal Reserve System - Member FDIC

CNB CORPORATION BOARD OF DIRECTORS
James W. Barnette, Jr.	R. Phil Hucks
William R. Benson	Edward T. Kelaher
Harold G. Cushman	George F. Sasser
H. Buck Cutts	Howard B. Smith, III
W. Jennings Duncan	Lynn G. Stevens

CONWAY NATIONAL BANK OFFICERS

W. Jennings Duncan	Interim President
L. Ford Sanders, II	Interim Executive Vice President
William R. Benson	Senior Vice President
Marion E. Freeman, Jr.	Senior Vice President
Phillip H. Thomas	Senior Vice President
W.G. Holt, Jr.	Vice President
M. Terry Hyman	Vice President
Raymond Meeks	Vice President
A. Mitchell Godwin	Vice President
Jackie C. Stevens	Vice President
Betty M. Graham	Vice President
Ernest J. Lareau	Vice President
F. Timothy Howell	Vice President
E. Wayne Suggs	Vice President
Janice C. Simmons	Vice President
Patricia C. Catoe	Vice President
W. Michael Altman	Vice President
Boyd W. Gainey, Jr.	Vice President
William Carl Purvis	Vice President
Bryan T. Huggins	Assistant Vice President
Gail S. Sansbury	Assistant Vice President
L. Ray Wells	Assistant Vice President
W. Page Ambrose	Assistant Vice President
Roger L. Sweatt	Assistant Vice President
L. Kay Benton	Assistant Vice President
Virginia B. Hucks	Assistant Vice President
Timothy L. Phillips	Assistant Vice President
Helen A. Johnson	Assistant Vice President
Elaine H. Hughes	Assistant Vice President
Gwynn D. Branton	Assistant Vice President
Tammy S. Scarberry	Assistant Vice President
D. Scott Hucks	Assistant Vice President
Carlis L. Causey	Assistant Vice President
Sherry S. Sawyer	Banking Officer
Rebecca G. Singleton	Banking Officer
Josephine C. Fogle	Banking Officer
Jeffrey P. Singleton	Banking Officer
Debra B. Johnston	Banking Officer
Freeman R. Holmes, Jr.	Banking Officer
Doris B. Gasque	Banking Officer
Carlton A. Terry	Banking Officer
Jennie L. Hyman	Banking Officer
Marsha S. Jordan	Banking Officer
Sylvia G. Dorman	Banking Officer
Marcie T. Shannon	Banking Officer
Caroline P. Juretic	Banking Officer
Sheila A. Graham	Banking Officer
John H. Sawyer, Jr.	Banking Officer
Nicole Scalise	Banking Officer
Janet F. Carter	Banking Officer
Dawn L. DePencier	Banking Officer